UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02Results of Operations and Financial Condition.

On August 12, 2019, SpartanNash Company (the “Company”) issued an update to investors regarding its preliminary earnings results for the Company's 12-week second quarter. A copy of the update is contained in the press release (the “Press Release”) attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and the portion of the Press Release relating to the Company’s preliminary earnings results for the Company's 12-week second quarter is being furnished and is not “filed” with the Securities and Exchange Commission (“SEC”) and is not incorporated by reference into any registration statement under the Securities Act of 1933, as amended.

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2019, David M. Staples, the President and Chief Executive Officer of the Company resigned as an employee and a director of the Company, effective immediately. The Company and Mr. Staples have mutually agreed that his termination of employment will constitute a termination of employment without “cause” or for “good reason,” as such terms are defined in the Executive Employment Agreement by and between the Company and Mr. Staples. Mr. Staples will be entitled to benefits under such agreement and certain of the Company’s executive compensation plans, as described under “Potential Payments Upon Termination or Change-in-Control” in the Company’s Definitive Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 10, 2019 (the “Proxy Statement”), which description is incorporated by reference herein.

Also on August 9, 2019, Dennis Eidson, a director of the Company who served as the Company’s Chief Executive Officer from October 2008 until his retirement in May 2017, was appointed Interim President and Chief Executive Officer of the Company. Biographical information about Mr. Eidson, as well as information about any related party transactions to which Mr. Eidson is a party requiring disclosure under Item 404 of Regulation S-K, is contained in the Proxy Statement and incorporated by reference herein. The compensation to be paid to Mr. Eidson will be disclosed on a subsequent Current Report on Form 8-K following its final determination.

ITEM 8.01Other Events.

On August 12, 2019, the Company announced the appointment of Mr. Eidson and the resignation of Mr. Staples in the Press Release. The portion of the Press Release relating to such appointment and resignation is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2019	SpartanNash Company

	By:	/s/ Mark E. Shamber
Mark E. Shamber Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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